UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2006

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      000-23489                52-1309227
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(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

1820 North Fort Myer Drive, Arlington, Virginia                     22209
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (703) 292-5210

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 26, 2007, Access Worldwide Communications, Inc. ("Access") and US Auto Parts Networks, Inc. ("USAP") terminated one agreement between the two parties and entered into another. USAP wanted to bring in-house the customer service support previously provided by Access. To satisfy this initiative, the Master Services Agreement, by and between Access and ALL OEM Parts, Inc. (an agreement which was acquired by USAP), dated August 5, 2005, was terminated April 26, 2007, and a new Work Station Terms of Use Agreement ("Use Agreement") was entered into by the parties. Under the Use Agreement, USAP will lease 120 workstations from Access to perform the services previously provided by Access. The work stations are located in the same Access facility in Manila, Philippines as those used by Access' employees when the services were provided by Access. The Use Agreement has a six month term.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACCESS WORLDWIDE COMMUNICATIONS, INC.
                                        (Registrant)


Date: May 1, 2007                       By /s/ Mark Wright
                                        -----------------------------------
                                        Mark Wright
                                        General Counsel, Secretary


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